CION Grosvenor Infrastructure Fund	Schedule of Investment
December 31, 2025 (Unaudited)

CION Grosvenor Infrastructure Fund(a)	Fair Value	Percentage of Net Assets
Investment in CION Grosvenor Infrastructure Master Fund, LLC, at fair value (Cost $41,389,104)(b)	$42,568,219	98.21%

Other Assets in Excess of Liabilities - 1.79%	775,828
Net Assets - 100.00%	$43,344,047

(a)	Invests the majority of its assets in CION Grosvenor Infrastructure Master Fund, LLC.
(b)	The Fund records its investment in the Master Fund at a value based on the NAV per share of the Master Fund. The valuation policies for investments held by the Master Fund are discussed in the attached Notes to Consolidated Schedule of Investments of the Master Fund.

The Consolidated Schedule of Investments of CION Grosvenor Infrastructure Master Fund, LLC is included below.

CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

Private Infrastructure Investments - 94.36%(a)(b)	Geographic Region	Acquisition Date(c)	Cost	Fair Value	Percentage of Net Assets
Co-Investments - 78.58%
Equity Interests - 66.65%
Energy - 26.01%
AL GCX Co-Invest Feeder, L.P.(d)	North America	7/1/2024	$4,237,335	$5,118,702	1.53%
EBC WI LP(d)	North America	7/1/2024	4,468,456	6,086,544	1.82%
Jacmel Renewables I, LP(d)(e)	North America	8/14/2025	8,138,602	8,454,804	2.52%
KKR GV Co-Invest L.P.(d)	Europe	11/8/2024	4,909,435	5,995,449	1.79%
QE Lux Holding SCS	North America	7/1/2024	3,012,502	3,112,921	0.93%
TW WTG Co-Invest LP(d)	North America	9/30/2024	4,422,143	6,134,311	1.83%
Volt Parent, LP (Calpine Corporation)(e)(f)	North America	7/1/2024	22,014,948	44,397,065	13.24%
WD Thanos Blocker Feeder LLC(d)	North America	7/1/2024	4,151,865	6,072,073	1.81%
WSC Noble SCA SICAV RAIF(d)(e)	Europe	2/28/2025	1,576,333	1,804,523	0.54%
Total Energy			$56,931,619	$87,176,392
Digital Infrastructure - 15.50%
BGIF IV PTI Co-Invest L.L.C.(d)	Global	7/1/2024	5,145,334	5,844,892	1.74%
Crown Co-Investment Fund SCSp(d)	United Kingdom	7/1/2024	1,665,512	2,039,529	0.61%
DB Aviator Europe, LP(e)	Europe	7/1/2024	824,955	1,214,801	0.36%
DB Aviator Holdings, LLC (Vantage Data Centers, LLC)(e)	North America	7/1/2024	2,914,813	3,881,244	1.16%
DB Dino Holdings I, LP(d)(e)	North America	7/1/2024	13,903,096	15,853,214	4.73%
DIV II Matrix Co-Invest II SCSp(d)	Europe	7/1/2024	3,159,875	5,194,766	1.55%
EQT Active Core Infrastructure Co-Investment (B) SCSp(d)	Europe	7/1/2024	4,190,811	5,333,845	1.59%
Fibre Networks Holdings S.a r.l.(d)(e)	Europe	7/1/2024	838,166	894,669	0.27%
Maxima Co-Invest, L.P.(d)	Middle East	7/1/2024	2,480,233	3,610,370	1.08%
Novacap TMT V Co-Investment (Stratus), L.P.	North America	7/1/2024	3,630,198	3,667,965	1.09%
Sculptor Real Estate MWID Co-Investment Fund LP	North America	7/1/2024	2,079,529	2,590,108	0.77%
Stonepeak Tiger (Co-Invest) Holdings (I-B) LP(d)	North America	7/1/2024	1,808,625	1,849,476	0.55%
Total Digital Infrastructure			$42,641,147	$51,974,879
Transportation - 14.42%
CAV UK JV Limited(d)(e)	Europe	3/31/2025	4,583,984	5,118,557	1.53%
Corsair-Vantage Airport Fund, L.P.(d)	North America	7/1/2024	664,031	2,990,635	0.89%
Dalmore Infrastructure Investments 40 LP(e)	United Kingdom	7/1/2024	4,168,291	4,470,950	1.33%
EDGE Orbital Holdings 2 Ltd (M25 - Atkins) (10,658,007 Shares)(e)	United Kingdom	9/30/2024	187,510	210,285	0.06%
EDGE Orbital Holdings Ltd. (Connect Plus (M25)) (241,041,937 Shares)(e)	United Kingdom	9/30/2024	4,668,124	5,215,331	1.56%
InfraEuropa Co-Invest SCA	United Kingdom	6/27/2025	9,110,569	8,580,176	2.56%
KKR Apple Co-Invest L.P.	North America	7/1/2024	3,154,529	4,844,137	1.45%
Moon UK Midco Limited(e)	Europe	11/11/2024	4,632,583	4,952,275	1.48%
Vantage Airport Group (New York) LLC(e)	North America	12/4/2024	8,928,826	9,561,697	2.85%
Zephyr IA Partners LP(d)	North America	7/1/2024	1,854,483	2,378,348	0.71%
Total Transportation			$41,952,930	$48,322,391

CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

Private Infrastructure Investments - 94.36%(a)(b)	Geographic Region	Acquisition Date(c)	Cost	Fair Value	Percentage of Net Assets
Social Infrastructure - 7.68%
Alba Topco S.a r.l.(e)	Europe	7/1/2024	4,129,189	6,309,118	1.88%
ECP V (Bears Co-Invest), LP(d)	United Kingdom	7/1/2024	2,019,017	3,124,570	0.93%
University College London Hospital Class B (93 Shares)(e)	United Kingdom	9/30/2024	12,098,762	12,221,992	3.65%
University College London Hospital Class C (14 Shares)(e)	United Kingdom	9/30/2024	18	–	–%
Viridor Energy (Investments) Limited(d)(e)	United Kingdom	7/1/2024	3,291,639	4,091,213	1.22%
Total Social Infrastructure			$21,538,625	$25,746,893
Supply Chain - 3.04%
Duration Ports America Capital Partners, L.P.(d)	North America	7/1/2024	3,219,886	4,907,394	1.46%
Rand Holdings II, LP(e)	North America	7/1/2024	3,844,723	5,288,874	1.58%
Total Supply Chain			$7,064,609	$10,196,268
Total Equity Interests			$170,128,930	$223,416,823
Subordinated Debt - 11.93%
Transportation - 6.95%
EDGE Orbital Holdings 2 Ltd (M25 - Atkins), 11.85% due 03/31/2033, Principal GBP 42,370(e)	United Kingdom	9/30/2024	273,714	321,080	0.10%
EDGE Orbital Holdings 2 Ltd (M25 - Atkins), 6.50% due 03/31/2033, Principal GBP 456,699(e)	United Kingdom	9/30/2024	675,348	716,100	0.21%
EDGE Orbital Holdings Ltd. (Connect Plus (M25)), 11.85% due 03/31/2033, Principal GBP 4,017,058(e)	United Kingdom	9/30/2024	6,079,388	7,009,402	2.09%
EDGE Orbital Holdings Ltd. (Connect Plus (M25)), 6.50% due 03/31/2033, Principal GBP 9,929,320(e)	United Kingdom	9/30/2024	14,459,319	15,257,208	4.55%
Total Transportation			$21,487,769	$23,303,790
Social Infrastructure - 4.88%
University College London Hospital Subordinated Unsecured Loan, 10.25% due 03/31/2040, Principal GBP 16,048,836(e)	United Kingdom	9/30/2024	15,857,088	16,365,144	4.88%
Supply Chain - 0.10%
Rand Holdings II, LP TL, 9.75% due 06/30/2030, Principal $356,483(e)	North America	7/1/2024	358,030	326,679	0.10%
Total Subordinated Debt			$37,702,887	$39,995,613
Total Co-Investments			$207,831,817	$263,412,436
Single-Asset Secondaries - 15.78%
Equity Interests - 15.78%
Energy - 8.72%
Arclight Renewable Infrastructure Fund SM SPV, L.P.(d)	North America	7/1/2024	1,872,290	2,107,662	0.63%
Avenue Golden Continuation Fund, L.P.(d)(e)	North America	7/1/2024	–	19,016	0.01%
ECP Calpine Continuation Fund, LP(e)(f)	North America	7/1/2024	872,725	5,273,838	1.57%
FIC Matterhorn CF Feeder, LP(d)	North America	8/1/2025	3,444,148	3,402,857	1.01%
Riverstone Iris Continuation Fund, L.P.(d)	North America	11/13/2025	13,009,761	13,052,734	3.89%
WD Thunder CV LP(d)(e)	North America	7/1/2024	3,798,372	5,411,038	1.61%
Total Energy			$22,997,296	$29,267,145
Transportation - 3.77%
KSL Capital Partners CV I, L.P.(d)	North America	7/1/2024	2,716,333	4,241,711	1.27%
Strategic Value Spurs A, L.P.(d)	North America	12/13/2024	7,339,546	8,368,743	2.50%
Total Transportation			$10,055,879	$12,610,454

CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

Private Infrastructure Investments - 94.36%(a)(b)	Geographic Region	Acquisition Date(c)	Cost	Fair Value	Percentage of Net Assets
Digital Infrastructure - 1.33%
Stonepeak Zeno Holdings (CYM) LP(d)	United Kingdom	7/1/2024	3,882,006	4,459,714	1.33%
Social Infrastructure - 1.04%
KSL Capital Partners CV II 1, L.P.(d)	North America	7/1/2024	3,361,844	3,473,582	1.04%
Supply Chain - 0.92%
Barings Transportation Fund LP(d)	North America	7/1/2024	1,555,298	3,089,298	0.92%
Total Equity Interests			$41,852,323	$52,900,193
Total Single-Asset Secondaries			$41,852,323	$52,900,193
Total Private Infrastructure Investments			$249,684,140	$316,312,629

Short-Term Investments - 8.40%	Shares	Cost	Fair Value	Percentage of Net Assets
Mutual Funds - 8.40%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 3.64%(g)	9,849,357	9,849,357	9,849,357	2.94%
Goldman Sachs Financial Square Treasury Obligations Fund, 3.59%(g)	2,814,105	2,814,105	2,814,105	0.84%
JPMorgan US Treasury Plus Money Market Fund, 3.67%(g)	2,814,108	2,814,108	2,814,108	0.84%
Northern Institutional Treasury Portfolio, 3.68%(g)	12,663,937	12,663,937	12,663,937	3.78%
Total Short-Term Investments		$28,141,507	$28,141,507

Total Investments - 102.76%		$277,825,647	$344,454,136
Liabilities in Excess of Other Assets - (2.76%)			(9,253,235)
Net Assets - 100.00%			$335,200,901

CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

(a)	Investments generally do not issue shares or hold outstanding principal unless where noted.
(b)	Private infrastructure investments generally issued in private transactions and generally restricted for resale. Investments do not allow redemptions and final distribution or realization date is not known at this time.
(c)	The acquisition date represents the date of the first purchase by the Master Fund or the Predecessor Fund. Each investment may have been purchased on various dates and for different amounts.
(d)	Investment has outstanding commitment which has not been fully funded (see Note 4).
(e)	Level 3 investment in accordance with fair value hierarchy.
(f)	Through investment in ECP Calpine Continuation Fund, LP and Volt Parent, LP (Calpine Corporation), the Master Fund's investment in Calpine represents 14.82% of its Net Assets as of December 31, 2025.
(g)	The rate shown is the annualized 7-day yield as of December 31, 2025.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Receiving Currency	Receiving Amount	Delivering Currency	Delivering Amount	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	02/23/26	GBP	584,457	USD	767,860	$19,804
Macquarie Bank Limited	07/31/30	GBP	3,291,401	USD	4,306,140	80,116
Goldman Sachs Bank USA	02/22/27	USD	548,135	EUR	457,383	2,711
Goldman Sachs Bank USA	06/26/28	USD	7,104,750	GBP	5,261,414	44,078
Goldman Sachs Bank USA	02/20/29	USD	99,407	EUR	81,763	163
Goldman Sachs Bank USA	02/20/29	USD	237,322	GBP	176,872	1,150
						$148,022

Goldman Sachs Bank USA	02/23/26	USD	3,360,562	GBP	2,665,579	$(231,799)
Goldman Sachs Bank USA	02/22/27	USD	1,473,922	EUR	1,293,010	(67,977)
Goldman Sachs Bank USA	02/22/28	USD	558,882	EUR	505,044	(48,017)
Goldman Sachs Bank USA	07/31/28	USD	13,283,968	GBP	10,789,070	(1,104,541)
Goldman Sachs Bank USA	02/20/29	USD	301,845	GBP	226,508	(605)
Goldman Sachs Bank USA	02/20/29	USD	74,881	EUR	66,778	(6,175)
Macquarie Bank Limited	08/19/27	USD	3,195,242	EUR	2,804,812	(162,876)
Macquarie Bank Limited	02/22/28	USD	3,726,255	EUR	3,249,263	(178,306)
Macquarie Bank Limited	02/20/29	USD	766,935	GBP	604,873	(40,735)
Macquarie Bank Limited	02/20/29	USD	515,268	EUR	444,235	(23,948)
Macquarie Bank Limited	11/08/29	USD	4,116,434	EUR	3,522,987	(185,766)
Macquarie Bank Limited	01/09/30	USD	3,750,707	EUR	3,255,200	(224,473)
Macquarie Bank Limited	07/31/30	USD	15,581,192	GBP	12,749,314	(1,409,068)
Morgan Stanley	02/22/27	USD	1,951,908	EUR	1,733,796	(115,624)
Morgan Stanley	02/22/27	USD	3,449,425	GBP	2,731,136	(216,839)
Morgan Stanley	07/31/28	USD	19,349,335	GBP	15,692,256	(1,578,156)
Morgan Stanley	02/20/29	USD	235,296	GBP	186,654	(13,938)
Morgan Stanley	11/08/29	USD	4,015,739	EUR	3,452,321	(200,164)
Morgan Stanley	02/22/30	USD	1,374,445	EUR	1,211,050	(103,156)
						$(5,912,163)

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

1. ORGANIZATION

CION Grosvenor Infrastructure Master Fund, LLC (the “Master Fund”) is a non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and operates as an interval fund. CION Grosvenor Infrastructure Fund (the “Feeder Fund”) invests substantially all of its assets in the Master Fund. The Master Fund was organized as a Delaware limited liability company on March 22, 2023.

The Master Fund commenced operations on January 22, 2025 ("Commencement of Operations"). Simultaneous with such commencement of operations, GCM Diversified Infrastructure, LLC (the “Predecessor Fund”), which began operations in 2024, reorganized with and into the Master Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Master Fund and at the time of the conversion of the Predecessor Fund was managed by the Sub-Adviser, as defined below.

The Master Fund’s investment objective is to seek to provide current income and long-term capital appreciation. The Master Fund seeks to achieve its investment objective by generating attractive risk-adjusted returns and current income through a variety of direct and indirect investments in infrastructure and infrastructure-related assets or businesses (collectively, “Infrastructure Assets”) including but not limited to investment opportunities in the transportation, digital infrastructure, energy and energy transition, supply chain / logistics and infrastructure adjacent businesses (e.g. social infrastructure and infrastructure services businesses). The Master Fund expects that it will primarily obtain its exposure to Infrastructure Assets through (i) investments that are directly originated by the Sub-Adviser’s infrastructure platform (“Originated Investments”), (ii) investments made directly or indirectly into an Infrastructure Asset in partnership with a third-party Sponsor Manager (“Co-Investments”), and (iii) investments acquiring an interest in a fund vehicle or special purpose vehicle ("SPV") that holds a single business or asset (or a group of affiliated businesses or assets) that is known prior to the investment (“Single-Asset Secondaries”) and, to a lesser extent over time, investments in portfolios, funds or other investment vehicles that make or hold investments in multiple Infrastructure Assets (“Infrastructure Funds”), primarily through investments acquiring an interest in multiple Infrastructure Assets, typically in the form of an interest in an Infrastructure Fund (“Multi-Asset Secondaries”). Infrastructure Assets and Infrastructure Funds are collectively referred to throughout as “Infrastructure Investments”. A “Sponsor Manager” is an independent investment manager that (i) leads a transaction investing directly into an Infrastructure Asset, typically through a pooled investment vehicle managed by the Sponsor Manager or (ii) manages an Infrastructure Fund. The Master Fund intends to invest a portion of its assets in liquid investments, including cash, cash equivalents, fixed income securities and other credit instruments, other short term investments, mutual funds and listed companies such as exchange-traded funds (“ETFs”) and master-limited partnerships (“MLPs”) (collectively, “Liquid Investments”).

The investment adviser of the Master Fund and the Feeder Fund is CION Grosvenor Management, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a joint venture between affiliates of GCM Grosvenor L.P. (“GCMLP” or the “Sub-Adviser” and together with the Adviser, the “Advisers”) and CION Investment Group, LLC (“CIG” or “CION”) and is controlled by CION. The investment sub-adviser to the Feeder Fund and the Master Fund is GCMLP, an investment adviser registered under the Advisers Act.

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

The business operations of the Master Fund are managed and supervised under the direction of the Master Fund’s board of directors (the “Master Fund Board”), subject to the laws of the State of Delaware and the Master Fund’s Amended and Restated Limited Liability Company Operating Agreement (the “Operating Agreement”). As of December 31, 2025, the Master Fund Board was comprised of six (6) directors, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Master Fund (the “Independent Directors”). The Master Fund Board has overall responsibility for the management and supervision of the business operations of the Master Fund. The Master Fund Board is comprised of the same members serving as the board of trustees of the Feeder Fund (the “Feeder Fund Board”). The Feeder Fund Board has oversight responsibility over the management and operations of the Feeder Fund.

In this reporting period, the Master Fund adopted Financial Accounting Standards Board ("FASB") Accounting Standards Update No. 2023-07, “Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). Adoption of the new standard impacted consolidated financial statement disclosures only and did not affect the Master Fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (“CODM”) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The Master Fund’s Adviser acts as the Master Fund’s CODM. The CODM has determined that the Master Fund has a single operating segment because the CODM monitors the operating results of the Master Fund as a whole and evaluates performance in accordance with the Master Fund's investment strategy as disclosed in its prospectus. The CODM uses these measures to assess fund performance and allocate resources effectively. The Master Fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess Master Fund performance and to make resource allocation decisions for the Master Fund’s single segment are consistent with that presented within the Master Fund’s consolidated financial statements.

The Master Fund offers a single class of common shares of beneficial interest (“Shares”), which are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended (the "Securities Act").

The Master Fund is a master investment portfolio in a master-feeder structure. As of December 31, 2025, the Feeder Fund owned an amount that rounded to 12.70% of the Master Fund's Shares.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the prospectus of the Feeder Fund (the "Prospectus").

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Consolidated Schedule of Investments have been prepared on an accrual basis of accounting in conformity with United States ("U.S.") generally accepted accounting principles (“GAAP”), and include the accounts of the Master Fund and its consolidated subsidiaries. The Master Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") in Accounting Standards Codification ("ASC") 946, Financial Services - Investment Companies. All financial information is presented in U.S. dollars, the functional currency of the Master Fund.

Consolidation

The Master Fund's policy is to consolidate its wholly-owned subsidiaries. The Consolidated Schedule of Investments include the accounts of the Master Fund and its consolidated subsidiaries. All inter-company balances and transactions have been eliminated.

The first layer of consolidation includes the accounts of the Master Fund and its two direct subsidiaries, GCM Grosvenor Customized Infrastructure Strategies III (Parallel), LLC (“Parallel Subsidiary”) and GCM Grosvenor Infrastructure Holdings, LLC (“Holdings Subsidiary”). Parallel Subsidiary and Holdings Subsidiary may each invest in underlying investments through SPV's which are established to block certain types of income for foreign and U.S. tax-exempt investors (“tax blockers”). These tax blockers are wholly-owned subsidiaries of Parallel Subsidiary or Holdings Subsidiary. The accounts of the tax blockers listed below are also included in the Consolidated Schedule of Investments, as of the period ended December 31, 2025.

Parallel Subsidiary tax blockers

●	CIS III Parallel Blocker (AIR), LLC

●	CIS III Parallel Blocker (Golden), LLC

●	CIS III Parallel Blocker (SM), LLC

●	CIS III Parallel Blocker (Thunder), LLC

●	CIS III Parallel Blocker (Tiger), LLC

●	CIS III Parallel Blocker (WP), LLC

●	PVM SPV Holdings VI, LLC

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

Holdings Subsidiary tax blockers

●	IH Blocker AIR, LLC

●	Jacmel LGP, LP

Hereinafter, the Master Fund, together with its consolidated subsidiaries, including Parallel Subsidiary, Holdings Subsidiary, and the tax blockers, will be collectively referred to as the Master Fund unless otherwise noted.

Accounting Estimates

The preparation of the Consolidated Schedule of Investments in conformity with GAAP requires management to make estimates, assumptions and judgments that affect the reported amounts and disclosures in the Consolidated Schedule of Investments and accompanying notes. Actual results may differ from those estimates and such differences may be material.

Cash and Cash Equivalents

Cash consists of deposits held at major financial institutions. The Master Fund is subject to credit risk should the financial institutions be unable to fulfill their obligations. The Master Fund considers all short-term liquid investments of sufficient credit quality with an original maturity of three months or less when purchased to be cash equivalents and are classified and presented as short-term investments in the Consolidated Schedule of Investments. Cash equivalents consist of money market funds. These money market funds primarily invest into U.S. government treasury securities and are managed in a way to preserve a stable net asset value ("NAV") of $1.00 per share; however, there is no guarantee that the value will not drop below $1.00 per share. Money market funds are recorded at fair value, which is their published NAV and considered Level 1 assets under ASC 820, Fair Value Measurements ("ASC 820"). At times, cash held in depository or money market accounts may exceed the Federal Deposit Insurance Corporation insured limit. There are no restrictions on cash.

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

Foreign Currency Translation

The value of investments denominated in foreign currencies is converted into U.S. Dollars at exchange rates in effect as of the period end reporting date. Contributions to and distributions from the investments and income and expense denominated in foreign currencies are converted into U.S. Dollars at the exchange rates in effect on the respective dates of such transactions.

Investment Transactions

Investment transactions are accounted for on a trade date basis. However, for NAV determination, investment transactions are reflected no later than in the first calculation on the first business day following trade date. Realized gains and losses on Infrastructure Assets that are not treated as partnerships for U.S. federal income tax purposes under the Code are determined on the basis of specific identification of the cost of investments sold. The Master Fund records a realized gain/(loss) on an investment treated as a partnership for U.S. federal income tax purposes under the Code only to the extent that the cost of such investment has been recovered through previous distributions from such partnership investment.

Investment Valuations

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, as a practical expedient, an entity holding investments in other investment companies that calculate NAV per share or its equivalent for which the fair value is not readily determinable, is permitted to measure the fair value of such investments on the basis of that NAV per share or its equivalent without adjustment.

Certain investments represent interests in non-redeemable, closed-end private investment funds that do not trade in an active market and represent illiquid long-term investments that generally require future capital contributions. Any investment in such underlying private investment funds is carried at the NAV as reported by the Sponsor Manager of the respective funds as a practical expedient of fair value. In addition, management takes into consideration other information as well as any specific conditions and events affecting the funds and may adjust the NAV to reflect its estimate of fair value based on these factors.

Any investment for which the Adviser concludes the reported NAV is not a practical expedient of fair value is valued at fair value as determined by the Adviser. Fair value is based upon a number of factors, including readily available market quotes with appropriate adjustments for trading restrictions, the most recent round of financings, earnings-multiple analysis using comparable companies or discounted cash flow analysis. The fair value of publicly held securities that trade on an active exchange is determined using the closing quoted price.

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

Costs presented in the Consolidated Schedule of Investments reflects the amount the Master Fund invested in each investment, less return of invested capital received by the Master Fund plus capitalized expenses.

Because of the inherent uncertainty surrounding investment valuation, the estimated fair values that have been used may differ significantly from the values that would have been received if a sale were to occur with an unrelated party in the current market, and such differences could be material to the Consolidated Schedule of Investments.

3. FAIR VALUE MEASUREMENTS

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Master Fund follows the provisions of ASC 820-10, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Master Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Master Fund has considered its principal market as the market in which the Master Fund exits its portfolio investments with the greatest volume and level of activity.

ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument. However, pursuant to such guidance, investments for which fair value is measured using NAV per share as a practical expedient have not been categorized within the fair value hierarchy. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

●	Level 1 — Quoted prices (unadjusted) in active markets for identical assets that the Master Fund has the ability to access at the measurement date. This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

●	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset either directly or indirectly. These inputs include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active, that is, markets in which there are few transactions for the asset, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly; (c) inputs other than quoted prices that are observable for the asset; and (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

●	Level 3 — Significant inputs that are unobservable for the asset. These inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in pricing the asset (including assumptions about risk). These inputs are developed based on the best information available in the circumstances, which include the Master Fund's own data. The Master Fund’s own data used to develop unobservable inputs is adjusted if information indicates that market participants would use different assumptions.

Certain investments represent interests in non-redeemable, closed-end private investment funds that do not trade in an active market and represent illiquid long-term investments. These Investments do not have a readily determinable fair value and are measured at fair value using the NAV of the underlying funds.

The Adviser utilizes third party independent valuation consultants to periodically assess the reasonableness of estimated fair value of Infrastructure Assets on a rotational basis as determined by the Adviser. As part of its review process, the valuation committee reviews the conclusions from the independent valuation consultants.

Infrastructure Assets that do not meet the criteria for NAV as a practical expedient are typically valued using three different valuation techniques.

The first valuation technique is an analysis of the enterprise value (“EV”) of the infrastructure asset. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the infrastructure asset's EBITDA (net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The second method for determining EV uses a Discounted Cash Flow analysis (“DCF”) whereby future expected cash flows of the infrastructure asset are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). Significant increases or decreases of EBITDA multiples or discount rates in isolation may result in a significantly lower or higher fair value estimate.

The second valuation technique is a yield analysis, which is typically performed for debt investments in infrastructure assets where the Master Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, then the resulting fair value of the debt security may be lower.

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

The third valuation technique is the "Venture Capital Approach," under which fair value is determined based on the transaction price of the most recent financing completed by the infrastructure asset, excluding transaction costs, as adjusted by the Adviser using a premium or discount to reflect changes in market condition. Significant increases or decreases of the discount or premium used may result in a significantly higher or lower fair value estimate.

The following table summarizes the Master Fund’s investments, arranged by type, into the fair value hierarchy levels as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Private Infrastructure Investments*
Co-Investments, Equity Interests	$–	$–	$133,940,612	$133,940,612
Co-Investments, Subordinated Debt	–	–	39,995,613	39,995,613
Single-Asset Secondaries, Equity Interests	–	–	10,703,892	10,703,892
Short-Term Investments
Short-Term Investments	28,141,507	–	–	28,141,507
Total	$28,141,507	$–	$184,640,117	$212,781,624
Other Financial Instruments**
Assets:
Forward Foreign Currency Contracts	$–	$148,022	$–	$148,022
Liabilities:
Forward Foreign Currency Contracts	$–	$(5,912,163)	$–	$(5,912,163)
Total	$–	$(5,764,141)	$–	$(5,764,141)

*	In accordance with ASC 820-10, investments for which fair value is measured using NAV as a practical expedient have not been categorized in the fair value hierarchy. As such, private infrastructure investments with a fair value of $131,672,512 are excluded from the fair value hierarchy as of December 31, 2025.
**	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value.

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

The following table summarizes changes in Level 3 investments attributable to purchases/issuances and transfers into or out of Level 3 of the fair value hierarchy of the Master Fund for the period ended December 31, 2025:

	Asset Type
	Co-Investments	Co-Investments	Single-Asset Secondaries
	Equity Interests	Subordinated Debt	Equity Interests	Total
Balance as of April 1, 2025	$108,983,622	$39,646,602	$14,764,440	$163,394,664
Capital Distributions Received	(584,883)	(1,074,369)	(4,465,236)	(6,124,488)
Realized Gain/(Loss)	–	-	2,885,998	2,885,998
Change in Unrealized Appreciation/(Depreciation)	23,721,560	1,423,380	(2,488,135)	22,656,805
Purchases	10,953,274	–	6,825	10,960,099
Transfer into Level 3	–	–	–	–
Transfer Out of Level 3(a)	(9,132,961)	–	–	(9,132,961)
Balance as of December 31, 2025	$133,940,612	$39,995,613	$10,703,892	$184,640,117

(a)	Transfers into and out of Level 3 were generally as a result of changes in the investment's ability to meet the criteria for NAV as a practical expedient.

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

The following table summarizes the quantitative information, valuation methodology and significant unobservable inputs used for valuing the Master Fund’s investments categorized within Level 3 of the fair value hierarchy as of December 31, 2025:

Private Infrastructure Investments	Fair Value	Valuation Technique	Unobservable Inputs	Ranges	Weighted Average
Co-Investments, Equity Interests	$133,940,612	Discounted Cash Flow Analysis	Discount Rate	8.4% - 21.0%	13.8%
		EV Market Multiple Analysis	Cap Rates	5.3%	5.3%
		EV Market Multiple Analysis	EV/EBITDA	7.7x – 39.8x	13.2x
		Recent Transaction	Discount for Lack of Marketability	1.0%	1.0%
		Recent Transaction	Probability of Outcome	100.0%	100.0%
		Recent Transaction	Transaction Price	N/A	N/A
		Recent Transaction	Discount Rate	5.6%	5.6%
Co-Investments, Subordinated Debt	39,995,613	Discounted Cash Flow Analysis	Discount Rate	8.4%	8.4%
		EV Market Multiple Analysis	EV Market Multiple Analysis	13.8x	13.8x
Single-Asset Secondaries, Equity Interests	10,703,892	Recent Transaction	Adjusted Market Share Price	N/A	N/A
		Recent Transaction	Discount for Lack of Marketability	1.0%	1.0%
		Recent Transaction	Probability of Outcome	100.0%	100.0%
		Recent Transaction	Discount Rate	5.6%	5.6%
		Recent Transaction	Transaction Price	N/A	N/A

Derivative Instruments

The Master Fund recognizes all of its derivative instruments at fair value as either assets or liabilities in the Consolidated Statement of Assets and Liabilities. The Master Fund is exposed to certain risks relating to its ongoing operations; the primary risk managed by using derivative instruments is foreign exchange risk. As of or during the period ended December 31, 2025, the Master Fund held the following instruments meeting the definition of a derivative instrument: forward foreign currency contracts. Forward contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts.

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

The Master Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4 under the 1940 Act. To qualify as a limited derivatives user, the Master Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Master Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Master Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the U.S. Securities and Exchange Commission (the “SEC”) regarding its derivatives positions.

Qualitative Disclosures of Derivative Financial Instruments

The following is a description of the derivatives utilized by the Master Fund during the reporting period, including the primary underlying risk exposure related to each instrument type.

Forward Foreign Currency Contracts

The Master Fund enters into forward foreign currency contracts from time to time to help mitigate its foreign currency risk exposure. As of December 31, 2025, the counterparties to each of the Master Fund’s forward foreign currency contracts are presented in the Consolidated Schedule of Investments.

4. COMMITMENTS AND CONTINGENCIES

As of December 31, 2025, the Master Fund had outstanding capital commitments to Private Infrastructure Investments as shown in the table below. Unfunded commitments may include amounts reserved for future follow-on investments and expenses, where applicable.

Private Infrastructure Investments	Unfunded Investment Commitments

Co-Investments, Equity Interests	$42,229,391
Co-Investments, Subordinated Debt	–
Single-Asset Secondaries, Equity Interests	6,932,983
Total Private Infrastructure Investments	$49,162,374